Exhibit A

                                                                     OGE Energy Corp.
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1997


                                                       OGE       Oklahoma Gas                                            OGE
(dollars in thousands except pershare data)           Energy     and Electric     Enogex     Origen   Consolidating  Consolidated
                                                       Corp.       Company         Inc.       Inc.     Adjustments    Statements
                                                    -----------  -------------  ----------  --------  -------------  ------------
OPERATING REVENUES................................  $      -     $  1,191,691   $ 321,960   $   345   $    (41,689)  $ 1,472,307

OPERATING EXPENSES:
  Fuel............................................         -          319,495         -         -          (41,689)      277,806
  Purchased power.................................         -          222,464         -         -              -         222,464
  Gas purchased for resale........................         -              -       201,461       -              -         201,461
  Other operation and maintenance.................       4,925        245,944      58,000     2,468            -         311,337
  Depreciation....................................         297        114,759      27,548        28            -         142,632
  Current income taxes............................      (2,494)        60,544         753    (1,456)           -          57,347
  Deferred income taxes, net......................         -           15,927       6,328       -              -          22,255
  Deferred investment tax credits, net............         -           (5,150)        -         -              -          (5,150)
  Taxes other than income.........................          97         42,991       5,015        54            -          48,157
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total operating expenses......................       2,825      1,016,974     299,105     1,094        (41,689)    1,278,309

OPERATING INCOME..................................      (2,825)       174,717      22,855      (749)           -         193,998

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................       1,669          4,532         171       152         (2,651)        3,873
  Other...........................................         (38)        (2,308)      3,520       -              -           1,174
  Income from subsidiaries........................     134,220            -           -         -         (134,220)          -
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Net other income and deductions ..............     135,851          2,224       3,691       152       (136,871)        5,047

INTEREST CHARGES:
  Interest on long-term debt......................         -           53,280       9,292       -              -          62,572
  Allowance for borrowed funds used
    during construction...........................         -             (599)        -         -              -            (599)
  Other...........................................       2,761          3,266       1,015       131         (2,651)        4,522
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total interest charges, net...................       2,761         55,947      10,307       131         (2,651)       66,495

NET INCOME (LOSS).................................     130,265        120,994      16,239      (728)      (134,220)      132,550

PREFERRED DIVIDEND REQUIREMENTS...................         -            2,285         -         -              -           2,285
                                                    -----------  -------------  ----------  --------  -------------  ------------
EARNINGS AVAILABLE FOR COMMON.....................  $  130,265   $    118,709   $  16,239   $  (728)  $   (134,220)  $   130,265
                                                    ===========  =============  ==========  ========  =============  ============
AVERAGE COMMON SHARES
  OUTSTANDING (thousands).........................      40,373                                                            40,373

EARNINGS PER AVERAGE
  COMMON SHARE....................................  $     3.23                                                       $      3.23

                                       7


Exhibit A


                                                                      OGE Energy Corp.
                                                         Consolidating Statement of Retained Earnings
                                                                Year Ended December 31, 1997


                                                       OGE       Oklahoma Gas                                            OGE
(dollars in thousands)                                Energy     and Electric     Enogex     Origen   Consolidating  Consolidated
                                                       Corp.       Company         Inc.       Inc.     Adjustments    Statements
                                                    -----------  -------------  ----------  --------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $  449,198   $    328,630   $   3,900   $   -     $   (332,530)  $   449,198

ADD - net income (loss)...........................     130,265        120,994      16,239      (728)      (134,220)      132,550
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total.........................................     579,463        449,624      20,139      (728)      (466,750)      581,748

DEDUCT:
  Cash dividends declared
    on preferred stock............................         -            2,285         -         -              -           2,285

  Cash dividends declared
    on common stock...............................     107,400        108,392       4,000       -         (112,392)      107,400
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total Cash Dividends..........................     107,400        110,677       4,000       -         (112,392)      109,685
                                                    -----------  -------------  ----------  --------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $  472,063   $    338,947   $  16,139   $  (728)  $   (354,358)  $   472,063
                                                    ===========  =============  ==========  ========  =============  ============

                                       8


Exhibit A


                                                                  OGE Energy Corp.
                                                             Consolidating Balance Sheet
                                                                 December 31, 1997


                                                 OGE       Oklahoma Gas                                            OGE
(dollars in thousands)                          Energy     and Electric     Enogex     Origen   Consolidating  Consolidated
                                                 Corp.       Company         Inc.       Inc.     Adjustments    Statements
                                              -----------  -------------  ----------  --------  -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service...............................   $    1,236   $  3,647,367   $ 476,987   $   268   $        -     $ 4,125,858
  Construction work in progress............          -           18,909       6,890       -              -          25,799
                                              -----------  -------------  ----------  --------  -------------  ------------
    Total property, plant and equipment....        1,236      3,666,276     483,877       268            -       4,151,657
      Less accumulated depreciation........          -        1,653,771     144,008        27            -       1,797,806
                                              -----------  -------------  ----------  --------  -------------  ------------
  Net property, plant and equipment........        1,236      2,012,505     339,869       241            -       2,353,851

OTHER PROPERTY AND INVESTMENTS, at cost....    1,009,161         28,140       1,932     4,136     (1,005,471)       37,898

CURRENT ASSETS:
  Cash and cash equivalents................          175            228       3,853         1            -           4,257
  Accounts receivable - customers,
    less reserve of $4,507.................          -           92,380      25,462       -              -         117,842
  Accounts receivable - affiliates.........        4,106            -        13,269       -          (17,375)          -
  Accrued utility revenues.................          -           36,900         -         -              -          36,900
  Accounts receivable-other................          -            9,795       1,404       271            -          11,470
  Fuel inventories, at LIFO cost...........          -           43,577       5,792       -              -          49,369
  Materials and supplies, at average cost..          -           24,480       3,950       -              -          28,430
  Prepayments and other....................            1          2,533       1,955       -              -           4,489
  Accumulated deferred tax assets..........          -            6,048         877       -              -           6,925
                                              -----------  -------------  ----------  --------  -------------  ------------
    Total current assets...................        4,282        215,941      56,562       272        (17,375)      259,682

DEFERRED CHARGES:
  Advance payments for gas.................          -           10,500         -         -              -          10,500
  Income taxes recoverable through
    future rates...........................          -           42,549         -         -              -          42,549
  Other....................................          622         41,147      19,616       -              -          61,385
                                              -----------  -------------  ----------  --------  -------------  ------------
    Total deferred charges.................          622         94,196      19,616       -              -         114,434
                                              -----------  -------------  ----------  --------  -------------  ------------

TOTAL ASSETS...............................   $1,015,301   $  2,350,782   $ 417,979   $ 4,649   $ (1,022,846)  $ 2,765,865
                                              ===========  =============  ==========  ========  =============  ============

                                        9


Exhibit A


                                                                  OGE Energy Corp.
                                                             Consolidating Balance Sheet
                                                                 December 31, 1997


                                                       OGE       Oklahoma Gas                                            OGE
(dollars in thousands)                                Energy     and Electric     Enogex     Origen   Consolidating  Consolidated
                                                       Corp.       Company         Inc.       Inc.     Adjustments    Statements
                                                    -----------  -------------  ----------  --------  -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $  984,960   $    851,390   $ 149,808   $ 4,273   $ (1,005,471)  $   984,960
  Cummulative preferred stock.....................         -           49,266         -         -              -          49,266
  Long-term debt..................................         -          691,924     150,000       -              -         841,924
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total capitalization..........................     984,960      1,592,580     299,808     4,273     (1,005,471)    1,876,150

CURRENT LIABILITIES:
  Short-term debt.................................       1,000            -           -         -              -           1,000
  Accounts payable - affiliates...................         -           14,987       1,299     1,089        (17,375)          -
  Accounts payable - other........................         863         47,801      28,970        99            -          77,733
  Dividends payable...............................      26,857            571         -         -              -          27,428
  Customers' deposits.............................         -           23,846           1       -              -          23,847
  Accrued taxes...................................       1,621         18,964       2,092    (1,000)           -          21,677
  Accrued interest................................         -           15,746       4,295       -              -          20,041
  Long-term debt due within one year..............         -           25,000         -         -              -          25,000
  Other...........................................         -           35,385       3,131         2            -          38,518
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total current liabilities.....................      30,341        182,300      39,788       190        (17,375)      235,244

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation .........         -           57,418       4,605       -              -          62,023
  Accumulated deferred income taxes...............         -          439,657      64,295       -              -         503,952
  Accumulated deferred investment tax credits.....         -           72,878         -         -              -          72,878
  Other...........................................         -            5,949       9,483       186            -          15,618
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total deferred credits and other liabilities..         -          575,902      78,383       186            -         654,471
                                                    -----------  -------------  ----------  --------  -------------  ------------

TOTAL CAPITALIZATION AND LIABILITIES..............  $1,015,301   $  2,350,782   $ 417,979   $ 4,649   $ (1,022,846)  $ 2,765 865
                                                    ===========  =============  ==========  ========  =============  ============

                                       10


Exhibit A


                                                                      Enogex
                                                          Consolidating Statement of Income
                                                            Year Ended December 31, 1997


                                                        Enogex        OGE       Enogex       Centoma                      Enogex
(dollars in thousands)                      Enogex     Products    Resources  Exploration  Gas Systems  Consolidating  Consolidated
                                             Inc.     Corporation     Inc.    Corporation      Inc.      Adjustments    Statements
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
OPERATING REVENUES.......................  $ 66,483   $   55,025   $225,136   $   20,968   $    2,231   $    (47,883)  $   321,960

OPERATING EXPENSES:
  Gas purchased for resale...............       -         24,367    222,482          -          2,123        (47,511)      201,461
  Other operation and maintenance........    27,885       21,702      1,407        7,032          353           (379)       58,000
  Depreciation...........................    15,498        2,421      1,194        8,384           51            -          27,548
  Current income taxes...................     3,392          714       (146)      (3,047)        (160)           -             753
  Deferred income taxes, net.............     3,003        1,959          5        1,471           42           (152)        6,328
  Taxes other than income................     4,417          511         44           35            8            -           5,015
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total operating expenses.............    54,195       51,674    224,986       13,875        2,417        (48,042)      299,105

OPERATING INCOME.........................    12,288        3,351        150        7,093         (186)           159        22,855

OTHER INCOME AND DEDUCTIONS:
  Interest income........................     5,007           53         37            2            1         (4,929)          171
  Other..................................       256        3,168        371          124            1           (400)        3,520
  Income from subsidiaries...............     9,236          -          -            -            -           (9,236)          -
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Net other income and deductions .....    14,499        3,221        408          126            2        (14,565)        3,691

INTEREST CHARGES:
  Interest on long-term debt.............     9,292          -          -            -            -              -           9,292
  Other..................................     1,015        1,891        832        2,204            2         (4,929)        1,015
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total interest charges, net..........    10,307        1,891        832        2,204            2         (4,929)       10,307
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
NET INCOME (LOSS)........................  $ 16,480   $    4,681   $   (274)  $    5,015   $     (186)  $     (9,477)  $    16,239
                                           =========  ===========  =========  ===========  ===========  =============  ============

                                       11


Exhibit A


                                                                       Enogex
                                                     Consolidating Statement of Retained Earnings
                                                            Year Ended December 31, 1997


                                                        Enogex        OGE       Enogex       Centoma                      Enogex
(dollars in thousands)                      Enogex     Products    Resources  Exploration  Gas Systems  Consolidating  Consolidated
                                             Inc.     Corporation     Inc.    Corporation      Inc.      Adjustments    Statements
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD...........  $  3,841   $      992   $    993   $    1,928   $   (3,854)  $        -     $     3,900

ADD - net income (loss)..................    16,480        4,681       (274)       5,015         (186)        (9,477)       16,239
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total................................    20,321        5,673        719        6,943       (4,040)        (9,477)       20,139

DEDUCT:
  Cash dividends declared
    on common stock......................     4,000          -          -            -            -              -           4,000
  Other..................................       -            -          -            -         (4,040)         4,040           -
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total Cash Dividends.................     4,000          -          -            -         (4,040)         4,040         4,000
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
BALANCE AT END OF PERIOD.................  $ 16,321   $    5,673   $    719   $    6,943   $      -     $    (13,517)  $    16,139
                                           =========  ===========  =========  ===========  ===========  =============  ============

                                       12


Exhibit A


                                                                       Enogex
                                                             Consolidating Balance Sheet
                                                                 December 31, 1997


                                                        Enogex        OGE       Enogex       Centoma                      Enogex
(dollars in thousands)                      Enogex     Products    Resources  Exploration  Gas Systems  Consolidating  Consolidated
                                             Inc.     Corporation     Inc.    Corporation      Inc.      Adjustments    Statements
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT
  In service.............................  $334,199   $   64,222   $     43   $   78,523   $      -     $        -     $   476,987
  Construction work in progress..........     5,213        1,677        -            -            -              -           6,890
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total property, plant and equipment..   339,412       65,899         43       78,523          -              -         483,877
      Less accumulated depreciation......   105,737       13,964         36       24,271          -              -         144,008
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
  Net property, plant and equipment......   233,675       51,935          7       54,252          -              -         339,869

OTHER PROPERTY AND INVESTMENTS, at cost..    31,670          -          -             64          -          (29,802)        1,932

CURRENT ASSETS:
  Cash and cash equivalents..............       -            571      5,235          -            -           (1,953)        3,853
  Accounts receivable - customers,
    less reserve of $924.................     2,029        1,727     19,445        2,744          -             (483)       25,462
  Accounts receivable - affiliates.......    86,695        4,154      4,666          -            -          (82,246)       13,269
  Accrued utility revenues...............       -            -          -            -            -              -             -
  Accounts receivable-other..............       727          178         16          -            -              483         1,404
  Fuel inventories, at LIFO cost.........       -            -        5,852          -            -              (60)        5,792
  Materials and supplies, at
    average cost.........................     3,692          258        -            -            -              -           3,950
  Prepayments and other..................     1,045           59         65          786          -              -           1,955
  Accumulated deferred tax assets........       629          -          248          -            -              -             877
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total current assets.................    94,817        6,947     35,527        3,530          -          (84,259)       56,562

DEFERRED CHARGES                             10,203        2,169      7,400          303          -             (459)       19,616
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
TOTAL ASSETS.............................  $370,365   $   61,051   $ 42,934   $   58,149   $      -     $   (114,520)  $   417,979
                                           =========  ===========  =========  ===========  ===========  =============  ============

                                       13


Exhibit A


                                                                      Enogex
                                                             Consolidating Balance Sheet
                                                                 December 31, 1997


                                                        Enogex        OGE       Enogex       Centoma                      Enogex
(dollars in thousands)                      Enogex     Products    Resources  Exploration  Gas Systems  Consolidating  Consolidated
                                             Inc.     Corporation     Inc.    Corporation      Inc.      Adjustments    Statements
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings.....  $149,845   $    9,385   $    722   $   19,694   $      -     $    (29,838)  $   149,808
  Long-term debt.........................   150,000          -          -            -            -              -         150,000
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total capitalization.................   299,845        9,385        722       19,694          -          (29,838)      299,808

CURRENT LIABILITIES:
  Accounts payable - affiliates..........     1,002       36,886     16,972       28,685          -          (82,246)        1,299
  Accounts payable - other...............     2,709        2,621     23,760        1,792          -           (1,912)       28,970
  Customers' deposits....................         1          -          -            -            -              -               1
  Accrued taxes..........................     1,721          377          7           28          -              (41)        2,092
  Accrued interest.......................     4,295          -          -            -            -              -           4,295
  Other..................................     2,182           78        850           21          -              -           3,131
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total current liabilities............    11,910       39,962     41,589       30,526          -          (84,199)       39,788

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation.     4,605          -          -            -            -              -           4,605
  Accumulated deferred income taxes......    51,732        4,654          3        7,929          -              (23)       64,295
  Other..................................     2,273        7,050        620          -            -             (460)        9,483
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------
    Total deferred credits and other
      liabilities........................    58,610       11,704        623        7,929          -             (483)       78,383
                                           ---------  -----------  ---------  -----------  -----------  -------------  ------------

TOTAL CAPITALIZATION AND LIABILITIES.....  $370,365   $   61,051   $ 42,934   $   58,149   $      -     $   (114,520)  $   417,979
                                           =========  ===========  =========  ===========  ===========  =============  ============

                                       14


Exhibit A

                                                                Enogex Products Corporation
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1997


                                                      Enogex         NuStar
(dollars in thousands)                               Products        Joint      Consolidating  Consolidated
                                                    Corporation     Venture      Adjustments    Statements
                                                    -----------  -------------  -------------  ------------
OPERATING REVENUES................................  $   37,975   $     17,050   $        -     $    55,025

OPERATING EXPENSES:
  Gas purchased for resale........................      13,701         10,666            -          24,367
  Other operation and maintenance.................      17,400          4,157            145        21,702
  Depreciation....................................       1,457            964            -           2,421
  Current income taxes............................         714            -              -             714
  Deferred income taxes, net......................       1,959            -              -           1,959
  Taxes other than income.........................         318            193            -             511
                                                    -----------  -------------  -------------  ------------
    Total operating expenses......................      35,549         15,980            145        51,674

OPERATING INCOME..................................       2,426          1,070           (145)        3,351

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................          25             28            -              53
  Other...........................................       4,101            447         (1,380)        3,168
                                                    -----------  -------------  -------------  ------------
    Net other income and deductions...............       4,126            475         (1,380)        3,221

INTEREST CHARGES..................................       1,871             20            -           1,891
                                                    -----------  -------------  -------------  ------------
NET INCOME (LOSS).................................  $    4,681   $      1,525   $     (1,525)  $     4,681
                                                    ===========  =============  =============  ============

                                       15


Exhibit A


                                                                 Enogex Products Corporation
                                                         Consolidating Statement of Retained Earnings
                                                                Year Ended December 31, 1997


                                                      Enogex         NuStar
(dollars in thousands)                               Products        Joint      Consolidating  Consolidated
                                                    Corporation     Venture      Adjustments    Statements
                                                    -----------  -------------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $      992   $        -     $        -     $       992

ADD - net income (loss)...........................       4,681          1,525         (1,525)        4,681
                                                    -----------  -------------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $    5,673   $      1,525   $     (1,525)  $     5,673
                                                    ===========  =============  =============  ============

                                       16


Exhibit A


                                                             Enogex Products Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1997


                                                      Enogex         NuStar
(dollars in thousands)                               Products        Joint      Consolidating  Consolidated
                                                    Corporation     Venture      Adjustments    Statements
                                                    -----------  -------------  -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service......................................  $   31,117   $     33,105   $        -     $    64,222
  Construction work in progress...................          27          1,650            -           1,677
                                                    -----------  -------------  -------------  ------------
    Total property, plant and equipment...........      31,144         34,755            -          65,899
      Less accumulated depreciation...............      13,000            964            -          13,964
                                                    -----------  -------------  -------------  ------------
  Net property, plant and equipment...............      18,144         33,791            -          51,935

OTHER PROPERTY AND INVESTMENTS, at cost...........      26,240            -          (26,240)          -

CURRENT ASSETS:
  Cash and cash equivalents.......................         219            352            -             571
  Accounts receivable - customers.................       1,326            401            -           1,727
  Accounts receivable - affiliates................       3,502            652            -           4,154
  Accrued utility revenues........................         -              -              -             -
  Accounts receivable-other.......................        (305)           483            -             178
  Fuel inventories, at LIFO cost..................         -              -              -             -
  Materials and supplies, at average cost.........         -              258            -             258
  Prepayments and other...........................          14             45            -              59
  Accumulated deferred tax assets.................         -              -              -             -
                                                    -----------  -------------  -------------  ------------
    Total current assets..........................       4,756          2,191            -           6,947

DEFERRED CHARGES..................................       2,032            137            -           2,169
                                                    -----------  -------------  -------------  ------------
TOTAL ASSETS......................................  $   51,172   $     36,119   $    (26,240)  $    61,051
                                                    ===========  =============  =============  ============

                                       17


Exhibit A


                                                            Enogex Products Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1997


                                                      Enogex         NuStar
(dollars in thousands)                               Products        Joint      Consolidating  Consolidated
                                                    Corporation     Venture      Adjustments    Statements
                                                    -----------  -------------  -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $    9,385   $     32,800   $    (32,800)  $     9,385
                                                    -----------  -------------  -------------  ------------
    Total capitalization..........................       9,385         32,800        (32,800)        9,385

CURRENT LIABILITIES:
  Accounts payable - affiliates...................      35,559          1,327            -          36,886
  Accounts payable - other........................       1,379          1,242            -           2,621
  Accrued taxes...................................         101            276            -             377
  Other...........................................          40             38            -              78
                                                    -----------  -------------  -------------  ------------
    Total current liabilities.....................      37,079          2,883            -          39,962

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............       4,654            -              -           4,654
  Other...........................................          54            436          6,560         7,050
                                                    -----------  -------------  -------------  ------------
    Total deferred credits and other liabilities..       4,708            436          6,560        11,704
                                                    -----------  -------------  -------------  ------------

TOTAL CAPITALIZATION AND LIABILITIES..............  $   51,172   $     36,119   $    (26,240)  $    61,051
                                                    ===========  =============  =============  ============

                                       18


Exhibit A

                                                                          Origen
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1997


                                                                   OGE                                     Origen
(dollars in thousands)                               Origen       Energy                 Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E      Adjustments    Statements
                                                    ---------  ------------  ----------  -------------  ------------
OPERATING REVENUES................................  $    -     $       -     $     345   $        -     $       345

OPERATING EXPENSES:
  Other operation and maintenance.................       102         1,519         847            -           2,468
  Depreciation....................................       -             -            28            -              28
  Current income taxes............................      (637)         (609)       (210)           -          (1,456)
  Taxes other than income.........................       -              21          33            -              54
                                                    ---------  ------------  ----------  -------------  ------------
    Total operating expenses......................      (535)          931         698            -           1,094

OPERATING INCOME..................................       535          (931)       (353)           -            (749)

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................       188           -            18            (54)          152
  Other...........................................      (966)          -           -              966           -
  Income from subsidiaries........................      (336)          -           -              336           -
                                                    ---------  ------------  ----------  -------------  ------------
    Net other income and deductions...............    (1,114)          -            18          1,248           152

INTEREST CHARGES..................................       149            35           1            (54)          131
                                                    ---------  ------------  ----------  -------------  ------------
NET INCOME (LOSS).................................  $   (728)  $      (966)  $    (336)  $      1,302   $      (728)
                                                    =========  ============  ==========  =============  ============

                                       19


Exhibit A


                                                                         Origen
                                                        Consolidating Statement of Retained Earnings
                                                               Year Ended December 31, 1997


                                                                   OGE                                     Origen
(dollars in thousands)                               Origen       Energy                 Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E      Adjustments    Statements
                                                    ---------  ------------  ----------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $    -     $       -     $     -     $        -     $       -

ADD - net income (loss)...........................      (728)         (966)       (336)         1,302          (728)
                                                    ---------  ------------  ----------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $   (728)  $      (966)  $    (336)  $      1,302   $      (728)
                                                    =========  ============  ==========  =============  ============

                                       20


Exhibit A


                                                                         Origen
                                                               Consolidating Balance Sheet
                                                                    December 31, 1997


                                                                   OGE                                     Origen
(dollars in thousands)                               Origen       Energy                 Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E      Adjustments    Statements
                                                    ---------  ------------  ----------  -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service......................................  $    -     $       -     $     268   $        -     $       268
                                                    ---------  ------------  ----------  -------------  ------------
    Total property, plant and equipment...........       -             -           268            -             268
      Less accumulated depreciation...............       -             -            27            -              27
                                                    ---------  ------------  ----------  -------------  ------------
  Net property, plant and equipment...............       -             -           241            -             241

OTHER PROPERTY AND INVESTMENTS, at cost...........     3,836           -           -              300         4,136

CURRENT ASSETS:
  Cash and cash equivalents.......................       -             -             1            -               1
  Accounts receivable - affiliates................     1,473           -           128         (1,601)          -
  Accounts receivable - other.....................       -             -           271            -             271
                                                    ---------  ------------  ----------  -------------  ------------
    Total current assets..........................     1,473           -           400         (1,601)          272
                                                    ---------  ------------  ----------  -------------  ------------
TOTAL ASSETS......................................  $  5,309   $       -     $     641   $     (1,301)  $     4,649
                                                    =========  ============  ==========  =============  ============

                                       21


Exhibit A


                                                                         Origen
                                                               Consolidating Balance Sheet
                                                                    December 31, 1997


                                                                   OGE                                     Origen
(dollars in thousands)                               Origen       Energy                 Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E      Adjustments    Statements
                                                    ---------  ------------  ----------  -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $  4,273   $      (966)  $     666   $        300   $     4,273
                                                    ---------  ------------  ----------  -------------  ------------
    Total capitalization..........................     4,273          (966)        666            300         4,273

CURRENT LIABILITIES:
  Accounts payable - affiliates...................     2,036           864        (210)        (1,601)        1,089
  Accounts payable - other........................       -             100          (1)           -              99
  Accrued taxes...................................    (1,000)          -           -              -          (1,000)
  Other...........................................       -             2           -              -               2
                                                    ---------  ------------  ----------  -------------  ------------
    Total current liabilities.....................     1,036           966        (211)        (1,601)          190

DEFERRED CREDITS AND OTHER LIABILITIES............       -             -           186            -             186
                                                    ---------  ------------  ----------  -------------  ------------
TOTAL CAPITALIZATION AND LIABILITIES..............  $  5,309   $       -     $     641   $     (1,301)  $     4,649
                                                    =========  ============  ==========  =============  ============

                                       22
